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                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                        ________________________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       DATE OF REPORT:  FEBRUARY 26, 1998
                       (Date of earliest event reported)

                        ________________________________

                    UNITED PARCEL SERVICE OF AMERICA, INC.
             (Exact name of registrant as specified in its charter)

                        ________________________________



    DELAWARE                          0-4714                      95-1732075
(State or other              (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation or
  organization)


                55 GLENLAKE PARKWAY, NE, ATLANTA, GEORGIA 30328
               (Address of principal executive offices, zip code)

                                 (404) 828-6000
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         c.  Exhibits

         Exhibit 3(ii). By-laws as amended through February 26, 1998, reflecting amendments to Article II, Sections 1, 2 and 3. These amendments create flexibility in setting the time and place for meetings of shareowners and in calling special meetings.













                                       2
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                    UNITED PARCEL SERVICE OF AMERICA, INC.

                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

Exhibit 3(ii) By-laws as amended through February 26, 1998, reflecting amendments to Article II, Sections 1, 2, and 3.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     United Parcel Service of America, Inc.
                                     --------------------------------------
                                     (Registrant)



Date:  March 2, 1998                 By  /s/ Joseph R. Moderow
                                       ------------------------------------
                                         Joseph R. Moderow
                                         Senior Vice President, Secretary
                                         and General Counsel